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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 1, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         DELAWARE                      000-30176              73-1567067
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)



20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                                          73102
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611







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ITEM 5.  OTHER EVENTS

                  On November 1, 2001, Devon Energy Corporation reported third quarter and year-to-date 2001 financial results.

         The press release is filed as Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99       Press Release dated November 1, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     DEVON ENERGY CORPORATION


                                                     By:   /s/ MARIAN J. MOON
                                                        ------------------------
                                                           Marian J. Moon
                                                           Senior Vice President

Date:  November 1, 2001


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                                 EXHIBIT INDEX


      EXHIBIT
      NUMBER        DESCRIPTION
      -------       -----------
       99       Press Release dated November 1, 2001